                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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             (Exact name of registrant as specified in its charter)



                                  May 20, 2002
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                Date of Report (Date of earliest event reported)



Delaware                           333-64671                13-3770955
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
of incorporation)                   Number)                 Identification No.)



                550 South College Avenue, Newark, Delaware 19713
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (302) 453-5733
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended April 30, 2002 is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)    Exhibits

                Exhibit No.                        Description

                20                                 Statement to Noteholders and
                                                   Certificateholders for the
                                                   April 2002 Collection Period

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Daimler-Benz Vehicle Owner Trust 1998-A
                                                      (Registrant)

                                        By:  Mercedes-Benz Credit Corporation,
                                             as Servicer


Date: June 6, 2002                      By:         /s Norbert J. Meder
                                            ------------------------------------
                                            Name:       Norbert J. Meder
                                            Title:      Vice President and
                                                        Controller

                                INDEX TO EXHIBITS

Exhibit No.             Description

   20 Statement to Noteholders and Certificateholders for the April 2002 Collection Period